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                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement      [ ]   Confidential, for use of the
                                             Commission Only (as permitted by
[ ]   Definitive Proxy Statement             Rule 14a-6(e) (2))
[ ]   Definitive Additional Material
[ ]   Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                International Lottery & Totalizator Systems, Inc.
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                (Name of Registrant As Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-16(i) (4) and 0-11

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:


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                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

                               PROXY SOLICITED BY
                         THE BOARD OF DIRECTORS FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 1997


      The undersigned hereby appoints M. Mark Michalko and Lawrence E. Logue and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of which the undersigned may be entitled to vote at the Special Meeting of International Lottery & Totalizator Systems, Inc. to be held at 2131 Faraday Avenue, Carlsbad, California on December 17, 1997 at 3:00 p.m., (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

      UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL 1: To approve an amendment to the Company's Articles of Incorporation to provide for the issuance of up to 20,000,000 shares of preferred stock, no par value, in one or more classes or series, having such rights, privileges, designations and preferences as may be determined from time to time by the Board of Directors.

               [ ]  FOR     [ ]   AGAINST      [ ]   ABSTAIN


                   (Continued and to be signed on other side)

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DATED __________________________________

______________________________________


                                       --------------------------------------
                                            SIGNATURE(S)


                                       Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If a signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.



PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


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PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

     The undersigned hereby appoints M. Mark Michalko and Lawrence E. Logue and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all the shares of stock of which the undersigned may be entitled to vote at the Special Meeting of International Lottery & Totalizator Systems, Inc., to be held at 2131 Faraday Avenue, Carlsbad, California on December 17, 1997 at 3:00 p.m., (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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The Board of Directors recommends a vote for:

                                                       FOR     AGAINST   ABSTAIN

Proposal -      Amendment of the Company's             [ ]       [ ]       [ ]
                Articles of Incorporation to
                provide for the issuance of up
                to 20,000,000 shares of preferred
                stock, no par value, in one or
                more classes or series, having
                such rights, privileges, designations
                and preferences as may be determined
                from time to time by the Board of
                Directors.

Signature(s) ________________________________________________ DATE _________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.